RULE 497(e)
                                                     Registration No. 2-89264
================================================================================
NEW YORK
DAILY TAX FREE
INCOME FUND, INC.
                                                              600 Fifth Avenue,
                                                              New York, NY 10020
                                                              (212) 830-5220

                      STATEMENT OF ADDITIONAL INFORMATION

                                 August 28, 2000
                      AS SUPPLEMENTED ON OCTOBER 31, 2000
      Relating to the New York Daily Tax Free Income Fund, Inc. Prospectus,
   the Victory Shares of New York Daily Tax Free Income Fund, Inc. Prospectus and the Evergreen Shares of New York Daily Tax Free Income Fund, Inc.

                        Prospectus dated August 28, 2000

This Statement of Additional Information, although not in itself a prospectus, expands upon and supplements the information contained in the current Prospectuses for the New York Daily Tax Free Income Fund, Inc., the Victory Shares of New York Daily Tax Free Income Fund, Inc., and the Evergreen Shares of New York Daily Tax Free Income Fund, Inc., and should be read in conjunction with each of the Fund's Prospectuses.


This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling (800) 221-3079. The material relating to Purchase, Redemption and Pricing of Shares has been incorporated by reference to the Prospectus for each Class of shares.

A Prospectus for the Class A and Class B shares may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 221-3079.


If you wish to invest in Victory Shares of the Fund you should obtain a separate prospectus by writing to The Victory Funds, c/o Boston Financial Data Services, P.O. Box 8527, Boston, Massachusetts 02266-8527 or by calling (800) KEY-FUND.

If you wish to invest in Evergreen Shares of the Fund you should obtain a separate prospectus by writing to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 or by calling (800) 807-2840.

                                                    Table of Contents
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
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Fund History...................................2      Capital Stock and Other Securities................20
Description of the Fund and Its Investments           Purchase, Redemption and Pricing of Shares........20
And Risks......................................2      Taxation of the Fund..............................21
Management of the Fund........................13      Underwriters......................................23
Control Persons and Principal Holders of              Calculation of Performance Data...................23
Securities....................................15      Financial Statements..............................24
Investment Advisory and Other Services........16      Description of Ratings............................25
Brokerage Allocation and Other Practices......19      Taxable Equivalent Yield Tables...................26
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I.   FUND HISTORY

The Fund was incorporated on January 31, 1984, in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from regular Federal income tax and New York State and New York City income taxes consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in each of the Prospectuses.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal and New York income taxation ("Municipal Obligations") and in (ii) Participation Certificates (which cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular Federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Code and the Fund complies with Section 852(b)(5) of the Internal Revenue Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such interest, including exempt-interest dividends, may be subject to the Federal alternative minimum tax.

Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts ("New York Municipal Obligations") will be exempt from the New York State and New York City income taxes. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as any other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the New York Constitution ("Territorial Municipal Obligations"), should also be exempt from New York State and New York City personal income taxes provided the Fund complies with applicable New York laws. See "New York Income Taxes" in the Prospectus. To the extent that suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the New York State and New York City personal income taxes. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in New York Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share of each Class. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates and other New York Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in New York Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term

Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless Municipal Obligations are First Tier Securities.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New York issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

5. Any other Federal tax-exempt, and to the extent possible, New York State and New York City tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act, or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that when it is necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.
_______________________________
* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

In view of the Fund's investment in bank Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments with variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular Federal or New York income tax, under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New York Risk Factors

This summary is included for the purpose of providing a general description of New York State's and New York City's credit and financial condition. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.

Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York City. The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2000 and 2001 fiscal years, before discretionary transfers, and budget gaps for each of the 2002, 2003 and 2004 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2004 fiscal years (the "2000-2004 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2000 through 2004 contemplates the issuance of $7.21 billion of general obligation bonds and $7.33 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of TSASC, Inc. ("TSASC"), which will issue debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans.

For the 1999 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1999 fiscal year is the nineteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

On June 15, 2000, the City released the Financial Plan for the 2000 through 2004 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for fiscal year 2001, which were adopted on June 6, 2000. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 14, 1999 (the "June Financial Plan"), which was subsequently modified in November 1999 and January and May 2000. The Financial Plan projects revenues and expenditures for the 2000 and 2001 fiscal years balanced in accordance with GAAP, and projects gaps of $2.6 billion, $2.7 billion and $2.7 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap closing program.

Changes since the June Financial Plan include: (i) an increase in projected revenues of $1.9 billion, $1.2 billion, $1.1 billion, $1.3 billion and $1.6 billion in fiscal years 2000 through 2004, respectively, reflecting primarily increases in projected personal income, business, sales, real estate transfer and mortgage recording tax revenues; (ii) a delay in the assumed collection of $730 million of projected rent payments for the City's airports from fiscal year 2001 through 2004 to fiscal years 2002 through 2005; (iii) establishment of a labor reserve for merit pay wage increases for City employees of $30 million, $325 million, $750 million, $800 million and $800 million in fiscal years 2000 through 2004, respectively, contingent upon productivity savings set forth in the gap-closing program; and (iv) increased costs and revenue losses from State and Federal actions of $185 million, $392 million, $454 million, $518 million and $587 million in fiscal years 2000 through 2004, respectively, including a reduction in the sales tax on utilities approved by the State Legislature; and
(v) other net expenditure savings of $784 million in fiscal year 2000, and net expenditure increases of $771 million, $897 million, $1.2 billion and $888 million in fiscal years 2001 through 2004, respectively. The changes in net expenditures include, among other things, pension fund savings of $524 million and $284 million in fiscal years 2000 and 2001, respectively, resulting primarily from a market value restart, increased net pension costs of $230 million, $348 million and $286 million in fiscal years 2002 through 2004, respectively, reflecting recent pension benefit legislation, and increased spending for education and other agencies. Increased pension costs reflect certain pension benefit improvements, to which the City and its unions have agreed, which are estimated at $279 million per year commencing in fiscal year 2001, pending the Governor signing enabling legislation and other actions. In addition, various benefit enhancements for City and State employees, including a cost of living adjustment in pension payments, which have been adopted by the State legislature, are not reflected in the Financial Plan. These benefit enhancements are expected to increase pension costs reflected in the City's future financial plan modifications by $98 million, $236 million, $363 million and $480 million in fiscal years 2001 through 2004, respectively, and by $586 million in fiscal year 2005 when the adjustment in fully implemented. The City will consider revising the proposed tax reduction program and implementing a planned expenditure reduction program to help offset these increased pension costs.

The Financial Plan reflects a proposed discretionary transfer from fiscal year 2000 to fiscal year 2001 primarily to pay debt service due in fiscal year 2001 totaling $3.2 billion, a proposed discretionary transfer from fiscal year 2001 to fiscal year 2002 to pay debt service due in fiscal year 2002 totaling $904 million and a proposed discretionary transfer from fiscal year 2002 to fiscal year 2003 to pay debt service in fiscal year 2003 totaling $345 million.

In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2001 fiscal year and to reduce projected gaps for fiscal years 2002 through 2004. The gap-closing actions for the 2000 through 2004 fiscal years include: (i) additional agency actions totaling $337 million, $400 million, $210 million, $210 million and $210 million for fiscal years 2000 through 2004, respectively; (ii) assumed additional Federal and State actions of $75 million in each of fiscal years 2001 through 2004, which are subject to Federal and State approval; and (iii) proposed productivity savings and reducing fringe benefits costs totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, to partly offset the costs of the proposed merit pay program which is subject to collective bargaining negotiations. The Financial Plan also reflects a proposed tax reduction program totaling $418 million, $735 million, $877 million and $1.1 billion in fiscal years 2001 through 2004, respectively, including elimination of the commercial rent tax over three years commencing June 1, 2000 at a cost of $16 million in fiscal year 2001, increasing to $430 million in fiscal year 2004; a reduction and restructuring in the 14% personal income tax surcharge on July 1, 2000 at a cost of $329 million in fiscal year 2001, increasing to $403 million in fiscal year 2004; the extension of current tax reductions for owners of cooperative and condominium apartments at an annual cost of approximately $200 million starting in fiscal year 2002; and repeal of the $2 flat fee hotel occupancy tax effective December 1, 2000; and other tax reduction proposals including elimination of the borough commercial revitalization tax. Except for the elimination of the commercial rent tax, the proposed tax reductions require State legislative approval. To date, only the reduction and restructuring of the 14% personal income tax surcharge and the reduction of the borough commercial revitalization program have been passed by the State Legislature.

Wage increases for City employees are provided for in the Financial Plan through a merit pay plan for two years after their collective bargaining agreements expire in fiscal years 2000 and 2001, contingent upon productivity savings. The Financial Plan does not make any provision for wage increases thereafter. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2004 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2004 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of City agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

Although the City has maintained balanced budgets in each of its last nineteen fiscal years and is projected to achieve balanced operating results for the 2000 and 2001 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A, respectively.

New York State and its Authorities. The State ended the 1999-2000 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.17 billion. The State adopted the debt service portion of the State budget for the 2000-01 fiscal year on March 30, 2000. The remainder of the budget for the State's 2000-01 fiscal year was adopted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1, 2000. Following enactment of the budget, the State prepared a Financial Plan for the 2000-01 fiscal year which projects total General Fund disbursements of $38.9 billion, an increase of
4.7 percent. Preliminary analysis by the State Division of the Budget indicates that the State could face a projected 2001-02 budget gap of approximately $2 billion. In a report released on June 7, 2000, the State Comptroller estimated future State budget gaps of approximately $3.0 billion in 2001-02 and $4.9 billion in 2002-03, assuming certain one-time legislative additions to the budget would be recurring.

In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabiliztion Reserve Fund (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund (which helps offset litigation risks), and $338 million in the Community Projects Fund (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. The 2000-01 Financial Plan is also necessarily based upon forecasts of national and State economic activity. The Division of Budget believes that its projections of receipts and disbursements relating to the 2000-01 Financial Plan, and the assumptions on which they are based, are reasonable, however, actual results could differ materially and adversely from these projections.

Standard & Poor's rates the State's general obligation bonds A+, and Moody's rates the State's general obligation bonds A2. On November 9, 1999, Standard & Poor's revised its rating on the State's general obligation bonds from A to A+.

Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks." Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11.  Invest in securities of other investment companies.  The Fund may purchase
     (i) unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) securities as permitted by section 12(a) of the 1940 Act.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III. MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.

Steven W. Duff, 46 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Edward A. Kuczmarski, 49 - Director of the Fund, Trustee of The Empire Builder Tax Free Bond Fund; Certified Public Accountant and Partner of Hays & Company since 1980. His address is 477 Madison Avenue, New York, N.Y. 10022-5892.

Caroline E. Newell, 59 - Director of the Fund, Trustee of The Empire Builder Tax Free Bond Fund; Director, International Preschools, Inc. Her address is International Preschools, Inc., 330 East 45th Street, New York, N.Y. 10017.

John P. Steines, 50 - Director of the Fund, Trustee of The Empire Builder Tax Free Bond Fund; Professor of Law, New York University School of Law. His address is New York University School of Law, 40 Washington Square South, New York, N.Y. 10012.

Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty is also Vice President of 17 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 13 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 43 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 14 other funds in the Reich & Tang Fund Complex.

Bernadette N. Finn, 52 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn is also Secretary of 13 other funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 4 funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 43 - Treasurer of the Fund, has been Treasurer of the Manager of the Manager since 1993. Mr. DeSanctis is also Treasurer of 16 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 17 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $15,000 to its directors with respect to the period ended April 30, 2000, all of which consisted of aggregate directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract. (See "Investment Advisory and Other Services" that follows.)

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $3,000 and a fee of $500 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See the Compensation Table.

                                          COMPENSATION TABLE
    (1)                  (2)                         (3)                       (4)                        (5)
                                                  Pension or
                                                  Retirement                                        Total Compensation
                      Aggregate                 Benefits Accrued         Estimated Annual           from Fund and Fund
Name of Person,      Compensation               as Part of Fund            Benefits upon             Complex Paid to
   Position          from the Fund                Expenses                  Retirement                 Directors*
   -------           -------------               -------------               ----------                 ---------
   Edward A.
  Kuczmarski,          $5,000                         0                         0                     $5,000 (1 Fund)
   Director

Caroline E. Newell,
   Director            $5,000                         0                         0                     $5,000 (1 Fund)

John P. Steines,       $5,000                         0                         0                     $5,000 (1 Fund)
   Director


* These figures represent the total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending April 30, 2000. The total number of Funds in the same Fund complex from which the Directors receive compensation is listed in parenthesis. A Fund is considered to be the same Fund complex if, among other things, it shares a common investment adviser with the Fund.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On July 31, 2000 there were 276,947,221 shares of Class A common stock outstanding, 53,563,620 shares of Class B common stock outstanding, 88,275,026 shares of Victory common stock outstanding, and 17,152,772 shares of Evergreen common stock outstanding. As of July 31, 2000, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of July 31, 2000:

                                       % of               Nature of
Name and Address                       Class              Ownership
CLASS A

Joe Allen                              31.95%             Record & Beneficial
C/O Boston Financial Data Services
2 Heritage Drive
Quincy,    MA  02171

Ron Staib                              30.20%             Record & Beneficial
C/O Neuberger & Berman
55 Water Street - 27th Floor
New York,  NY  10041

Alan J. Patricof                        5.17%             Record & Beneficial
C/O Patricof & Co. Ventures, Inc.
445 Park Avenue
New York,  NY  10022-2606

CLASS B

Jonathan Fram                           9.30%             Record & Beneficial
C/O Lewco Securities Corp.
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311

Richard S. Braddock Sr.                 8.67%             Record & Beneficial
C/O Morgan Stanley Dean Witter
1251 Avenue of the Americas
New York,  NY  10020

Mr. Lee Pollak                          6.21%             Record & Beneficial
C/O Morgan Stanley Dean Witter
1251 Avenue of the Americas
New York,  NY  10020

Paul A. Brooke                          5.01%             Record & Beneficial
C/O Morgan Stanley Dean Witter
1251 Avenue of the Americas
New York,  NY  10020

Evergreen Shares
Evergreen Investment Services           6.20%             Record
401 S. Tryon Street - 5th Floor
Charlotte,  NC  28288-1195

Victory Shares
None

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of July 31, 2000, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $18 billion. In addition to the Fund, the Manager acts as investment manager and administrator of seventeen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (RTAM) is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc.

CDC Asset Management ("CDC AM"), the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies. As a result, CDC AM owns, directly or indirectly, a controlling interest in the Manager. CDC AM is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.

The Nvest-CDC AM transaction involved a change of ownership of Nvest Companies, which may be deemed to have caused a "change of control" of the Manager, even though operations did not change as a result. As required by the 1940 Act, the Fund's shareholders approved a new Investment Management Contract for the Fund to assure that there was no interruption in the services that the Manager provides to the Fund. The new Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000.

On July 27, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending to April 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager at its discretion may voluntarily waive all or a portion of the management fee. For the Fund's fiscal years ended April 30, 2000, 1999 and 1998, the fees payable to the Manager under the Investment Management Contract were $1,442,517, $1,368,074 and $1,100,638, respectively. The Fund's net assets at the close of business on April 30, 2000 totaled $446,423,449.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by State Street Kansas City, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the fiscal years ended April 30, 2000, 1999 and 1998, the Manager received a fee of $1,009,762, $957,652 and $770,441, respectively.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A, Victory or Evergreen shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Expense Limitation

The Manager has agreed, pursuant to the Investment Management Contract (see "Distribution and Service Plan" herein) to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) that in any year exceed the lesser of (i) 1 1/2% of the Fund's average annual net assets, or
(ii) the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's Prospectuses for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees payable to the Distributor under the Shareholder Servicing Agreement and the Distribution Agreement and all other costs borne by the Fund pursuant to the Distribution Plan.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Distribution And Service Plan

The Fund's distributor is Reich & Tang Distributors, Inc., (the "Distributor") a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A, Evergreen and Victory shares) with the Distributor, as distributor of the Fund's shares.

For its services under the Shareholder Servicing Agreements with respect to Class A, Evergreen and Victory shares only, the Manager receives from the Fund a service fee equal to .20% per annum of the Fund's average daily net assets of Class A, Evergreen or Victory shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A, Evergreen or Victory shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A, Evergreen or Victory shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.

The following information applies to the Class A shares of the Fund. For the Fund's fiscal year ended April 30, 2000, the amount payable to the Distributor under the Distribution and Service Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 totaled $731,013, none of which was waived. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $1,576,610. Of the total amount paid pursuant to the Plan, $15,060 was utilized for compensation to sales personnel, $4,438 on travel & entertainment for sales personnel, $10,059 on Prospectus printing and $771 on miscellaneous expenses. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee. For the fiscal year ended April 30, 2000, the total amount spent pursuant to the Plan for Class A shares was .44% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .24% was paid by the Manager (which may be deemed an indirect payment by the Fund).

With respect to the Evergreen shares for the Fund's fiscal year ended April 30, 2000, the amount payable to the Distributor under the Distribution and Service Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 totaled $34,639. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $73,901. Of the total amount paid pursuant to the Plan, $0 was utilized for compensation to sales personnel, $0 on travel & entertainment for sales personnel, $1,310 on Prospectus printing and $0 on miscellaneous expenses. For the fiscal year ended April 30, 2000, the total amount spent pursuant to the Plan for Evergreen shares was .44% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .24% was paid by the Manager (which may be deemed an indirect payment by the Fund).

With respect to the Victory shares for the Fund's fiscal year ended April 30, 2000, the amount payable to the Distributor under the Distribution and Service Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 totaled $141,865. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $214,604. Of the total amount paid pursuant to the Plan, $0 was utilized for compensation to sales personnel, $0 on travel & entertainment for sales personnel, $2,266 on Prospectus printing and $0 on miscellaneous expenses. For the fiscal year ended April 30, 2000, the total amount spent pursuant to the Plan for Victory shares was .31% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .11% was paid by the Manager (which may be deemed an indirect payment by the Fund).

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that the Distributor will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A , Evergreen and Victory shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and Shareholder Servicing Agreement provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A, Evergreen, and Victory shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect until April 30, 2001. Thereafter it may continue in effect for successive annual periods commencing May 1, provided it is approved by the Class A, Evergreen, and Victory shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A, Evergreen, and Victory shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A, Evergreen and Victory shareholders.

Custodian And Transfer Agent

State Street Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is transfer agent and dividend agent for the shares of the Fund. State Street Bank and Trust Company, the transfer agent for Victory Shares of the Fund, subcontracts all services to Boston Financial Data Services at P.O. Box 8527, Boston, Massachusetts 02266-8527. Boston Financial Data Services is also the servicing agent for the Victory shares of the Fund. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the Evergreen Shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Accountants

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janosky & Walker LLP, 399 Park Avenue, New York, New York 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, has been selected as accountants for the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII. CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock: Class A, Class B, Evergreen Class and Victory Class. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B, Evergreen Class and Victory Class shares will have different Class designations;
(ii) only the Class A, Evergreen, and Victory shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of each Class shares' average daily net assets; (iii) only the holders of the Class A, Evergreen and Victory shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege permits shareholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Evergreen Class which does not offer an exchange privilege). Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its Articles of Incorporation, as amended, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each prospectus and is incorporated herein by reference.

Net Asset Value

The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX. TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected and intends to qualify under the Internal Revenue Code and under New York law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund's shareholder under the Code although the amount of that interest must be disclosed on the shareholders Federal income tax returns. A shareholder should consult their tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing Federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize marked discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders rather than the regular maximum tax rate of 39.6%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on a October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 31% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal and New York income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund should be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

The exemption for Federal income tax purposes of exempt interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt from tax on such dividends for New York State and New York City franchise tax purposes. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

X. UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI. CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.

The Fund's Class A shares' yield for the seven-day period ended April 30, 2000 was 3.59% which is equivalent to an effective yield of 3.66%. The Fund's Class B shares' yield for the seven-day period ended April 30, 2000 was 3.81% which is equivalent to an effective yield of 3.88%. The Fund's Evergreen shares' yield for the seven day period ended April 30, 2000 was 3.59%, which is equivalent to an effective yield of 3.66%. The Fund's Victory shares' yield for the seven day period ended April 30, 2000 was 3.59%, which is equivalent to an effective yield of 3.66%.

XII.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended April 30, 2000 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings: Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con: (c) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

-----------------------------------
* As described by the rating agencies.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
             (Based on Tax Rates Effective Until December 31, 2000)

------------------------------------------------------------------------------------------------------------------------------------
                             1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
--------------- ----------   ----------  ---------   ---------   ---------  --------    --------   --------     ---------  ---------
Single           $12,000-     $13,001 -  $20,001-    $25,001-               $26,251-    $50,001-   $63,551-     $132,601-  $288,351-
Return           $13,000      $20,000    $25,000     $26,250                $50,000     $63,550    $132,600     $288,350    and over
--------------- ----------   ----------  ---------   ---------   ---------  --------    --------   --------     ---------  ---------
--------------- ----------   ----------  ---------   ---------   ---------  --------    --------   --------     ---------  ---------
Joint            $22,000-     $26,001-   $40,001 -               $43,851 -  $45,001-    $90,001-   $105,951-    $161,451-  $288,351-
Return           $26,000      $40,000    $43,850                 $45,000    $90,000     $105,950   $161,450     $288,350    and over
--------------- ----------   ----------  ---------   ---------   ---------  --------    --------   --------     ---------  ---------
------------------------------------------------------------------------------------------------------------------------------------
                             2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
Federal
Tax Rate          15.00%      15.00%      15.00%      15.00%     28.00%     28.00%       28.00%      31.00%      36.00%      39.60%
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
State
Tax Rate           5.250%      5.900%     6.850%      6.850%     6.850%     6.850%       6.850%      6.850%      6.850%      6.850%
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
City Tax
Rate               3.215%      3.215%     3.215%      3.265%     3.215%     3.265%       3.315%      3.315%      3.315%      3.315%
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
Combined
Marginal
Tax Rate          22.195%     22.748%     23.555%     23.598%    35.247%    35.283%     35.319%     38.014%      42.506     45.740%
--------------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------
------------------------------------------------------------------------------------------------------------------------------------
          3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
--------------- --------------------------------------------------------------------------------------------------------------------
  Tax Exempt                                            Equivalent Taxable Investment Yield
    Yield                                                Required to Match Tax Exempt Yield
--------------- --------------------------------------------------------------------------------------------------------------------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    2.00%          2.57%      2.59%    2.62%      2.62%      3.09%       3.09%       3.09%       3.23%        3.48%        3.69%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    2.50%          3.21%      3.24%    3.27%      3.27%      3.86%       3.86%       3.87%       4.03%        4.35%        4.61%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    3.00%          3.86%      3.88%    3.92%      3.93%      4.63%       4.64%       4.64%       4.84%        5.22%        5.53%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    3.50%          4.50%      4.53%    4.58%      4.58%      5.41%       5.41%       5.41%       5.65%        6.09%        6.45%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    4.00%          5.14%      5.18%    5.23%      5.24%      6.18%       6.18%       6.18%       6.45%        6.96%        7.37%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    4.50%          5.78%      5.83%    5.89%      5.89%      6.95%       6.95%       6.96%       7.26%        7.83%        8.29%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    5.00%          6.43%      6.47%    6.54%      6.54%      7.72%       7.73%       7.73%       8.07%        8.70%        9.21%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    5.50%          7.07%      7.12%    7.19%      7.20%      8.49%       8.50%       8.50%       8.87%        9.57%        10.14%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    6.00%          7.71%      7.77%    7.85%      7.85%      9.27%       9.27%       9.28%       9.68%        10.44%       11.06%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    6.50%          8.35%      8.41%    8.50%      8.51%      10.04%      10.04%      10.05%      10.49%       11.31%       11.98%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------
    7.00%          9.00%      9.06%    9.16%      9.16%      10.81%      10.82%      10.82%      11.29%       12.18%       12.90%
--------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- ------------ ------------ ----------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

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